                               POWER OF ATTORNEY

     Known by all those present, that Jane Sinclair Hilk hereby constitutes and appoints each of Joshua Horenstein, Michael Lestino and Han Kieftenbeld as her
true and lawful attorneys-in-fact with respect to Innophos Holdings, Inc. to:

     (1) execute for and on behalf of the undersigned, Forms 3, 4 and 5 in accordance with 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
         Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such forms with the United States Securities and Exchange Commission and any stock exchange or similar authority;
         and

     (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
         Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
         fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's designated substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

     This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the each foregoing attorney-
in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of November 19, 2018.

                                       /s/ Jane Sinclair Hilk
                                       -----------------------
                                       Signature
                                       Name: Jane Sinclair Hilk